MAIN BUYWRITE FUND

A SERIES OF NORTHERN LIGHTS FUND TRUST IV

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

August 23, 2022

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Information Statement because you own shares of the Main BuyWrite Fund, a series of Northern Lights Fund Trust IV (the “Trust”). The Board of Trustees of the Trust (the “Board”), after careful consideration and upon recommendation of Main Management Fund Advisors, LLC (the “Advisor”), has approved the conversion (the “Reorganization”) of the Main BuyWrite Fund (the “Target Fund”) into an exchange-traded fund (“ETF”) by reorganizing the Target Fund with the newly created series of the Trust, the Main BuyWrite ETF (the “Survivor Fund”). The Target Fund and the Survivor Fund are sometimes referred to separately as a “Fund,” and together as the “Funds.” The Reorganization does not require your approval, and you are not being asked to vote. The attached Combined Prospectus/Information Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization. You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have identical investment objectives and principal investment strategies, although the Target Fund is a mutual fund and the Survivor Fund is an ETF. Both Funds primarily invest in ETFs using the “BuyWrite” strategy, an investment strategy of writing call options on securities owned by each Fund to generate additional returns from the option premiums. We anticipate that the Reorganization will benefit shareholders of the Target Fund as discussed more fully in the Combined Prospectus/Information Statement.

The Board has concluded that the Reorganization is in the best interests of the Target Fund and its shareholders. In approving the Reorganization, the Board considered, among other things, the Funds’ identical investment objectives and principal investment strategies; the expected portfolio management efficiencies for the Survivor Fund such as lower expenses, lower cost of operations, potential for improved tax efficiency, enhanced portfolio transparency and potential for expanded distribution opportunities; and the terms and conditions of the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Board also considered that it is not anticipated that shareholders will recognize any gain or loss for tax purposes on the exchange of Target Fund shares for Survivor Fund shares in the Reorganization that the costs of the Reorganization will be borne by Main Management Fund Advisors LLC. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency. An ETF generally may acquire and redeem securities in-kind, reducing the realization of capital gains by the ETF. Redeeming ETF shares in-kind can minimize an ETF’s need to sell securities at a taxable gain, thereby reducing the need for realized gains to be distributed to ETF shareholders.

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about September 9, 2022 (the “Closing Date”). Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a shareholder in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization. Shareholders who own shares of the Target Fund will receive shares of the Survivor Fund. Before the Reorganization, the Target Fund will redeem in cash any fractional shares of the Target Fund owned by shareholders and any shares held in direct accounts and such cash payment may be taxable.

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization. In addition, we do not expect the Reorganization to cause the shareholders of the Target Fund to recognize any federally taxable gains or losses on the exchange of Target Fund shares for Survivor Fund shares.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at 1-855-907-3373.

Sincerely,

Wendy Wang, President

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in this Combined Prospectus/Information Statement.

Q.	What is this document and why did we send it to you?
A.	This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Main BuyWrite Fund (the “Target Fund”) and the Main BuyWrite ETF (the “Survivor Fund”). Both the Target Fund and the Survivor Fund are series of Northern Lights Fund Trust IV (the “Trust”). The Target Fund and the Survivor Fund are sometimes referred to separately as a “Fund,” and together as the “Funds.” The Funds pursue the identical investment objective and investment strategies. Class A and Class C shares of the Target Fund never commenced operations were closed on August 5, 2022. When the reorganization (the “Reorganization”) is completed, your Class I shares of the Target Fund, the sole share class of the Target Fund, will be exchanged for shares of the Survivor Fund, and the Target Fund will be terminated as a series of the Trust. Please refer to this Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Target Fund as of August 1, 2022 (the “Record Date”). The Reorganization does not require approval by you or by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q.	Has the Board of Trustees approved the Reorganization?
A.	Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s shareholders and that the shareholders’ interests in their Target Fund shares will not be diluted as a result of the Reorganization. The Board noted that shareholders will benefit by maintaining investment in an identical strategy on a tax-free basis in an exchange traded fund (“ETF”) with potential for operating efficiencies. The Survivor Fund will not commence operations before completion of the Reorganization and does not have existing shareholders.
Q.	Why is the Reorganization occurring? Will my expenses remain the same?
A.	The total expenses of an investment in the Survivor Fund will be equal to or lower than the current expenses of the Target Fund; and the Board has determined that Target Fund shareholders may benefit from an investment in the Survivor Fund in the following ways:
  Lower expenses. The Survivor Fund will operate at a total expense ratio equal to or lower than the Target Fund. This is because the Target Fund’s management fee is currently 1.00%, and the Advisor has agreed, with certain exclusions, to limit expenses to 1.20% of the Target Fund’s average daily net assets. The Survivor Fund’s management fee is 0.95%, and the Advisor has agreed to limit expenses to 1.20% of the Survivor Fund’s average daily assets on the same terms as the Target Fund’s expense limitation agreement, i.e., excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Trust officers and Trustees, contractual indemnification of Trust service providers (other than the Advisor)).

Expense limitation agreements generally have a fixed duration, unless they are reapproved annually by the Board. The Advisor has agreed as a condition of the Plan to continue the expense limitation agreement at the limits described above at least until March 31, 2031. Although many ETFs operate under a “unitary fee”, which in effect caps total fund expenses at certain levels, approval of a “unitary fee” for the Survivor Fund would require material changes to the investment advisory agreements on behalf of the Target Fund and Survivor Fund, and the Reorganization might require shareholder approval. This Reorganization has been structured in a manner to not require shareholder approval.

  Lower cost of operation. The Survivor Fund is expected to cost less to operate relative to the Target Fund. This is because there are expenses that the Target Fund incurs as part of its operations that the Survivor Fund will not need to incur, including per-account transfer agency fees, shareholder servicing fees, state registration fees and certain custody related expenses.

Q.	How will the Reorganization affect me as a shareholder?
A.	Before the Reorganization, the Target Fund will redeem in cash any fractional shares of the Target Fund owned by shareholders and any shares held in direct accounts and such cash payment may be taxable. Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Survivor Fund. With the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund. You will receive shares of the Survivor Fund of the same class as the shares you own of the Target Fund. An account will be created for each shareholder that will be credited with shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of each Fund immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund. No physical share certificates will be issued to shareholders.

Q.        What are some features of ETFs that differ from mutual funds?

A.        The following are some unique features of ETFs as compared to mutual funds:

  Lower expenses. The Survivor Fund will operate at a total expense ratio equal to or lower than the Target Fund. This is because the Target Fund’s management fee is currently 1.00%, and the Advisor has agreed, with certain exclusions, to limit expenses to 1.20% of the Target Fund’s average daily net assets. The management fee of the Survivor Fund is 0.95%. Post-reorganization, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Survivor Fund, until at least March 31, 2031, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Trust officers and Trustees, contractual indemnification of Trust service providers (other than the Advisor)) will not exceed 1.20% of the Survivor Fund’s average daily net assets.

  Increased transparency. The Survivor Fund will be a transparent ETF that operates with full transparency of its portfolio holdings. Following the Reorganization, the Survivor Fund will make its portfolio holdings public each day prior to the open of the Cboe BZX Exchange, Inc. (the “Exchange”). This holdings information will be found on the Survivor Fund’s website, www.mainmgtetfs.com.

  Lower cost of operation. The Survivor Fund is expected to cost less to operate relative to the Target Fund. This is because there are expenses that the Target Fund incurs as part of its operations that the Survivor Fund will not need to incur, including per-account transfer agency fees, shareholder servicing fees, state registration fees and certain custody related expenses.

  Potential for improved tax efficiency. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for the Target Fund. In a mutual fund, such as the Target Fund, when portfolio securities are sold, that sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for an ETF, including actively managed ETFs such as the Survivor Fund, allow ETFs to acquire securities in-kind and redeem securities in-kind. This generally reduces the realization of capital gains by the ETFs for the same processes. As a result, capital gains distributions, if any, made by an ETF typically are small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. The Survivor Fund will pursue the same investment objective and investment strategies as the Target Fund but in an ETF structure.

  Intraday trading. The Target Fund can only be purchased or sold once daily after the next-determined NAV. In contrast, because the Survivor Fund will be listed on an exchange, shares can be purchased at a quoted bid price and sold at a quoted ask price on the exchange, which gives the shareholder more control over the ability to enter into or out of their investment. However, because buying or selling shares of the Survivor Fund will be done at the market price, an investor will no longer be transacting with the Survivor Fund at the Survivor Fund’s NAV, and the price of the purchase or sale may be more or less than the Survivor Fund’s NAV. Such transactions may also result in paying brokerage commissions.

  Sales only through a Broker. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the Fund (except by an Authorized Participant). Investors that wish to purchase or sell Survivor Fund shares after the Reorganization will need to have a broker-dealer execute their transaction at market prices.  When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs such as the Survivor Fund may trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Survivor Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).  Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Survivor Fund, may trade at a price less than (discount) or greater than (premium) the ETF’s NAV.  The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.

  Potential for expanded distribution. Additional platform opportunities in connection with the ETF structure could lead to an increase in the Survivor Fund’s assets and create potential opportunities for economies of scale.

Q.	Are the Funds’ Investment Objectives and Principal Investment Strategies different?
A.	No. Each Fund’s investment objective seeks to provide total return from current income and gains from long-term capital appreciation. The Target Fund and the Survivor Fund have identical, principal investment strategies. Both Funds primarily invest in ETFs using the “BuyWrite” strategy, an investment strategy of writing call options on securities owned by the Funds to generate additional returns from the option premiums. The Survivor Fund will maintain its current investment objective and principal investment strategies after the Reorganization.

Q.       Are there any differences in risks between the Fund and the Acquiring ETF?

A.	Yes. The Survivor Fund is subject to risks attributable to operating as an ETF. Such risks include, but are not limited to, Authorized Participant Risk and ETF Structure Risks, which include the risk that shares are not individually redeemable, there may be trading issues on the Exchange, and Fluctuation of Net Asset Value Risk. These risks are discussed in greater detail in the Combined Prospectus/Information Statement.

Q.       Will the Reorganization affect the way my investments are managed?

A.	No. The Advisor is the investment adviser to both the Target Fund and the Survivor Fund. The Survivor Fund will be managed using the same investment objective and investment strategies currently used by the Fund.

Q.	Why is no shareholder action necessary?
A.	Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust’s Declaration of Trust. Pursuant to Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required.

Q. When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about September 9, 2022, or as soon as possible thereafter.
Q.	Who will pay for the Reorganization?
A.	The costs of the Reorganization will be borne by Main Management Fund Advisors LLC. The costs of the Reorganization are estimated to be approximately $75,555.
Q.	Will the Reorganization result in any federal tax liability to me?
A.	The Reorganization generally is not expected to result in a tax consequence to Target Fund shareholders. However, you may experience tax consequences if you receive cash in redemption of any fractional shares of the Target Fund prior to the Reorganization, or if you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Survivor Fund on the closing date of the Reorganization and either your investment is liquidated and the cash value of your Target Fund shares is returned to you, or your shares of the Target Fund are transferred by your financial intermediary to a different investment option.

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only.

Q.        What do I need to do about my Target Fund account prior to the Reorganization?

A.	The following provides information to determine whether you will need to take action prior to the Reorganization with respect to your Target Fund shares based on the characteristics of your account.

Accounts that Require No Action

If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of the Acquiring ETF.

Accounts that Require Action

Non-Accommodating Brokerage Accounts—If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares. If you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Survivor Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization.

If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary.

Q.  How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?

A.   The broker where you hold the Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares.  Contact your broker right away to make the necessary changes to your account.

Q.  What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganization?

A.  If you don’t have a brokerage account or relationship with the brokerage firm you need to open an account that can accept or maintain such shares. If you are unable to establish a brokerage account that can accept ETF shares, your shares are going to be liquidated. The conversion of Acquiring ETF shares to cash may be subject to fees and expenses and will be a taxable event.

Q.	Can I redeem my shares of the Target Fund before the Reorganization takes place?
A.	Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of September 9, 2022 will be exchanged for shares of the Survivor Fund.
Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?
A.	No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization, and thus Target Fund shareholders will not pay any such fee indirectly.
Q.	How do I transact in shares of the Survivor Fund after the Reorganization?
A.	After the Reorganization, individual shares of the Survivor Fund may only be purchased and sold in the secondary market. Shares of the Survivor Fund will be listed on the Exchange. Shares of the Survivor Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Survivor Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Survivor Fund’s shares trade at market prices rather than at NAV, the Survivor Fund’s shares may trade at a price less than (discount) or greater than (premium) the Survivor Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q. What if I do not want to own shares of the Survivor Fund?

A.	If you do not want to receive shares of the Survivor Fund in connection with the Reorganization, you can redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Target Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares prior to the Reorganization is September 8, 2022.
Q.	Whom do I contact for further information?
A.	You can contact your financial advisor for further information. You may also contact the Funds at 1-855-907-3373. You may also visit our website at www.mainmgtfunds.com.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

INFORMATION STATEMENT FOR

MAIN BUYWRITE FUND, A SERIES OF NORTHERN LIGHTS FUND TRUST IV

225 PICTORIA DRIVE, SUITE 450

CINCINNATI, OHIO 45246

PROSPECTUS FOR

MAIN BUYWRITE ETF, A SERIES OF NORTHERN LIGHTS FUND TRUST IV

225 PICTORIA DRIVE, SUITE 450

CINCINNATI, OHIO 45246

DATED AUGUST 23, 2022

RELATING TO THE REORGANIZATION OF

MAIN BUYWRITE FUND

WITH AND INTO

MAIN BUYWRITE ETF

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the Main BuyWrite Fund (the “Target Fund”), a series of Northern Lights Fund Trust IV, a Delaware statutory trust (the “Trust”). As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Target Fund will be reorganized into Main BuyWrite ETF (the “Survivor Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Survivor Fund are each referred to herein as a “Fund,” and together, the “Funds.” For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you,” and “your” may refer to the shareholders of the Target Fund.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of each Fund and their respective shareholders. The Survivor Fund pursues the same investment objective and investment strategies as the Target Fund. While the Target Fund is a mutual fund and the Survivor Fund is an exchange-traded fund (“ETF”), both Funds primarily invest in ETFs using the “BuyWrite” strategy, an investment strategy of writing call options on securities owned by the Funds to generate additional returns from the option premiums. See “Summary—Investment Objectives and Principal Investment Strategies” below.

Before the Reorganization, the Target Fund will redeem in cash any fractional shares of the Target Fund owned by shareholders and any shares held in direct accounts and such cash payment may be taxable. At the closing of the Reorganization, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund. Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in the liquidation of the Target Fund. Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will be terminated as a series of the Trust. The Reorganization is not expected to require the sale of any portfolio positions (i.e., portfolio repositioning).

The Reorganization will be accomplished in accordance with the Plan of Reorganization. The Plan of Reorganization provides for the transfer of all of the assets and liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Survivor Fund to which the shareholder is entitled in complete liquidation of the Target Fund, except as noted below. A copy of the form of the Plan of Reorganization is included as Exhibit A to this Combined Prospectus/Information Statement.

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This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated August 23, 2022 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”), and is also included hereto.

In addition, the following documents each have been filed with the SEC and are incorporated herein by reference:

•	the Prospectus and Statement of Additional Information related to the Target Fund, each dated February 28, 2022 (File No. 811-23066, Acc. No. 0001580642-22-000930);
•	the Prospectus and Statement of Additional Information related to the Survivor Fund, each dated August 15, 2022, (File No. 811-23066, Acc. No. 001580642-22-004119);
•	the Annual Report to shareholders of the Target for the fiscal year ended October 31, 2021, which has previously been sent to shareholders of the Target Fund (File No. 811-23066, Acc. No. 0001580642-22-000158); and
•	the Semi-Annual Report to shareholders of the Target Fund for the semi-annual period ended April 30, 2022, which has been previously been sent to shareholders of the Target Fund. (File No. 811-23066, Acc. No. 0001580642-22-003436).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Reorganization SAI, as well as the Funds’ Prospectus, SAI and the Target Fund’s annual and semi-annual reports, are available upon request and without charge by writing to the Funds c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, or by calling toll-free at 1-855-907-3373. They are also available, free of charge, at the Funds’ website at www.mainmgtfunds.com. Information about the Funds is accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT AUGUST 23, 2022.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED

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PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

SUMMARY	4
The Reorganization	4
Investment Objectives and Principal Investment Strategies	5
Fees and Expenses	6
Portfolio Turnover	8
Federal Tax Consequences	8
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	8
Principal Investment Risks	8
COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	9
Investment Objectives and Principal Investment Strategies	9
Comparison of Investment Objectives and Principal Investment Strategies	10
Fundamental Investment Policies	11
Risks of the Funds	13
Performance History	14
Management of the Funds	17
Other Service Providers	18
Purchase, Redemption and Pricing Of Fund Shares	19
Frequent Purchases And Redemption Of Fund Shares	19
Dividends, Distributions And Taxes	19
Payments to Broker-Dealers and Other Financial Intermediaries.	20
FINANCIAL HIGHLIGHTS	20
INFORMATION RELATING TO THE REORGANIZATION	20
Description of the Reorganization	20
Terms of the Reorganization	21
Reasons for the Reorganization	21
Federal Income Taxes	22
Expenses of the Reorganization	22
Continuation of Shareholder Accounts and Plans; Share Certificates	22
OTHER INFORMATION	23
Capitalization	23
Shareholder Information	25
Shareholder Rights and Obligations	26
Shareholder Proposals	26
EXHIBIT A—AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1
EXHIBIT B—FINANCIAL HIGHLIGHTS	B-1

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate series of the Trust. The investment objective of each of the Target Fund and the Survivor Fund seek to provide total return from current income and gains from long-term capital appreciation.

Main Management Fund Advisors, LLC (the “Advisor”) is the investment advisor for the Target Fund and will serve as the investment advisor for the Survivor Fund. Kim D. Arthur, Chief Executive Officer of the Advisor, James W. Concidine, Chief Risk Officer of the Advisor, J. Richard Fredericks, Managing Director of the Advisor, and Alex Varner, Director of Research of the Advisor serve as each Fund’s Portfolio Managers. They are each expected to continue the day-to-day management of the Survivor Fund following the Reorganization.

The Reorganization

The Proposed Reorganization. The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of the Target Fund and the Survivor Fund, has approved the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”). The Plan of Reorganization provides for:

•	the transfer of all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;
•	the distribution of such shares to the Target Fund’s shareholders; and
•	the termination of the Target Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because the Advisor believes that it is in the best interests of each Fund’s shareholders if the Target Fund is reorganized into the Survivor Fund. The Survivor Fund has an identical investment objective and identical principal investment strategies as the Target Fund, but will be operated as an ETF. As an ETF, the Survivor Fund may provide the following benefits:

  Lower expenses. The Survivor Fund will operate at a total expense ratio equal to or lower than the Target Fund. This is because the Target Fund’s management fee is currently 1.00%, and the Advisor has agreed, with certain exclusions, to limit expenses to 1.20% of the Target Fund’s average daily net assets. The Survivor Fund’s management fee is 0.95%, and the Advisor has agreed to limit expenses to 1.20% of the Survivor Fund’s average daily assets on the same terms as the Target Fund’s expense limitation agreement, i.e., excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Trust officers and Trustees, contractual indemnification of Trust service providers (other than the Advisor))

Expense limitation agreements generally have a fixed duration, unless they are reapproved annually by the Board. The Advisor has agreed as a condition of the Plan to continue the expense limitation agreement at the limits described above for at least until March 31, 2031. Although many ETFs operate under a “unitary fee”,

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which in effect caps total fund expenses at certain levels, approval of a “unitary fee” for the Survivor Fund would require material changes to the investment advisory agreements on behalf of the Target Fund and Survivor Fund, and the Reorganization would require shareholder approval. This Reorganization has been structured in a manner to not require shareholder approval.

  Increased transparency. The Survivor Fund will be a transparent ETF that operates with full transparency of its portfolio holdings. Following the Reorganization, the Survivor Fund will make its portfolio holdings public each day prior to the open of the Cboe BZX Exchange, Inc. (the “Exchange”). This holdings information will be found on the Survivor Fund’s website, www.mainmgtetfs.com.

  Lower cost of operation. The Survivor Fund is expected to cost less to operate relative to the Target Fund. This is because there are expenses that the Target Fund incurs as part of its operations that the Survivor Fund will not need to incur, including per-account transfer agency fees, shareholder servicing fees, state registration fees and certain custody related expenses.

  Potential for improved tax efficiency. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for the Target Fund. In a mutual fund, when portfolio securities are sold, that sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs, including actively managed ETFs such as the Survivor Fund, allow ETFs to acquire securities in-kind and redeem securities in-kind. This generally reduces the realization of capital gains by the ETFs for the same processes. As a result, capital gains distributions, if any, made by an ETF typically are small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. The Survivor Fund will pursue the same investment objective and investment strategies as the Target Fund but in an ETF structure.

  Intraday trading. The Target Fund can only be purchased or sold once daily after the next-determined NAV. In contrast, because the Survivor Fund will be listed on an exchange, shares can be purchased at a quoted bid price and sold at a quoted ask price throughout the trading day on the exchange, which gives the shareholder more control over the ability to enter into or out of their investment. However, because buying or selling shares of the Survivor Fund will be done at the market price, an investor will no longer be transacting with the Survivor Fund at the Survivor Fund’s NAV, and the price of the purchase or sale may be more or less than the Survivor Fund’s NAV. Such transactions may also result in paying brokerage commissions.

  Potential for expanded distribution. Additional platform opportunities in connection with the ETF structure could lead to an increase in the Survivor Fund’s assets and create potential opportunities for economies of scale.

As a result, the Advisor believes Target Fund shareholders would benefit from becoming shareholders of the Survivor Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on July 18-19, 2022.

The factors considered by the Board with regard to the Reorganization included, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in the Survivor Fund with an identical investment objective and principal investment strategies;
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•	After the Reorganization, shareholders will be invested in the Survivor Fund with a lower management fee and an identical expense limitation pursuant to an existing Expense Limitation Agreement which will be extended to a period of at least one year following the Reorganization;
•	The same portfolio managers that currently manage each Fund will manage the Survivor Fund following the closing of the Reorganization;
•	The Survivor Fund resulting from the completion of the Reorganization is expected to achieve certain operating efficiencies as an ETF;
•	The Reorganization is not expected to result in any tax consequence to shareholders;
•	The costs of the Reorganization will be borne by the Advisor; neither the Funds nor their shareholders will bear any of the costs of the Reorganization
•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares;
•	Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Survivor Fund; and
•	A vote of shareholders of the Target Fund is not required under the Trust’s governing documents.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under Delaware law or under the Trust’s declaration of trust.

In addition, pursuant to Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund’s management agreement is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Funds have identical investment objectives and principal investment strategies. The investment objective and principal investment strategies of the Survivor Fund will continue after the Reorganization. See “Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies,” below.

Each Fund’s investment objective seeks to provide total return from current income and gains from long-term capital appreciation. Both Funds are designed to provide investors with sustained exposure to domestic and foreign equity markets over time by generally investing in exchange-traded funds using the Advisor’s “BuyWrite” strategy. “BuyWrite” is an investment strategy of writing (selling) call options on a security owned by a Fund to generate additional returns from the option premium. Each Fund also seeks returns by writing secured put options.

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Each Fund seeks to achieve risk-adjusted returns through targeted allocations by analyzing interest and currency rates, inflation trends, economic growth forecasts, and other global and capital market fundamentals. Each Fund’s option strategy may also have the benefit of reducing the volatility of the Fund’s portfolio in comparison to that of broad equity market indexes.

For information on risks, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds,” below. The fundamental investment policies applicable to the Target Fund are also applicable to the Survivor Fund.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Target Fund or Survivor Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. The tables allow you to compare and contrast the expense levels for the Target Fund with the Survivor Fund. Annual fund operating expenses shown in the table below are based on the Fund’s expenses for the fiscal year ended October 31, 2021. Also shown are annual fund operating expenses projected for the Survivor Fund on a pro forma basis after giving effect to the proposed Reorganization, based on pro forma net assets as of October 31, 2021. The fee table does not reflect the costs associated with the Reorganization. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Survivor Fund shares. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Survivor Fund shares from the Reorganization.

Shareholder Fees (fees paid directly from your investment):

	Target Fund	Pro Forma Survivor Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held less than 60 days)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund	Pro Forma Survivor Fund
Management Fees	1.00%	0.95%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other expenses	0.38%	0.16%
Acquired Fund Fees and Expenses[1]	0.24%	0.24%
Total Annual Fund Operating Expenses	1.62%	1.35%
Fee Waiver and/or Expense Reimbursement[2]	(0.18)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.44%	1.35%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.

2 The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2031, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other

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than the Advisor))) will not exceed 1.20% of the Target Fund’s average daily net assets and 1.20% of the Survivor Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years (within the three years after the fees were waived or reimbursed), if such recoupment can be achieved within the foregoing expense limits. The Advisor will not seek to recoup fees and expenses in connection with the Target Fund after the Reorganization. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor.

EXAMPLES

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Target Fund	$147	$456	$787	$1,724
Pro Forma — Survivor Fund	$137	$428	$739	$1,624

Federal Tax Consequences

It is expected that the Reorganization itself will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization. However, Target Fund shareholders may recognize gain or loss upon the receipt of cash in redemption of fractional shares of the Target Fund prior to the Reorganization, and shareholders whose Target Fund shares not held through a brokerage account that can accept shares of the Survivor Fund on the closing date of the Reorganization may recognize gain or loss if their Target Fund shares are either liquidated and redeemed for cash, or are transferred by their financial intermediary to a different investment option. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Please see “Comparison of the Target Fund and Survivor Fund” below for information regarding the purchase, exchange, redemption, transfer and valuation of shares.

Principal Investment Risks

Because of their identical principal investment strategies, the principal risks associated with an investment in the Survivor Fund are similar to those associated with an investment in the Target Fund. Principal investment risks for both Funds include allocation risk, exchange-traded fund risk, foreign investment risk, management risk, market and geopolitical risk, options risk, sector risk and small and medium capitalization stock risk. As an ETF, the Survivor Fund is subject to the additional risks of investing in an ETF: authorized participant risk, ETF structure risk, and fluctuation of NAV risk. The Survivor Fund is also subject to large capitalization company risk. More information on each of these types of investment risks can be found under “Comparison of the Target Fund and Survivor Fund — Risks of the Funds” below.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

The Survivor Fund will maintain its investment objective and principal investment strategies after the Reorganization. Each Fund’s investment objective seeks to provide total return from current income and gains from long-term capital appreciation. Both the Target Fund and the Survivor Fund are designed to provide investors with sustained exposure to domestic and foreign equity markets over time by generally investing in exchange-traded funds and using the Advisor’s “BuyWrite” strategy. “BuyWrite” is an investment strategy of writing (selling) call options on a security owned by the Fund to generate additional returns from the option premium. The Funds also seek returns

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by writing secured put options. Both Funds seek to achieve risk-adjusted returns through targeted allocations by analyzing interest and currency rates, inflation trends, economic growth forecasts, and other global and capital market fundamentals. Each Fund’s option strategy may also have the benefit of reducing the volatility of the Fund’s portfolio in comparison to that of broad equity market indexes.   The Funds’ investment adviser uses the same investment methodology to select stocks for both the Target Fund and the Survivor Fund.

The Funds differ in that the Target Fund is a mutual fund and the Survivor Fund is an ETF.

Investment Objectives and Principal Investment Strategies

The Funds’ investment objectives and principal investment strategies are identical. The same portfolio managers continuing managing the Survivor Fund. Unlike the Target Fund, the Survivor Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The principal risks of the Target Fund also apply to the Survivor Fund. However, the Survivor Fund has some additional risks due to its operations as an exchange-traded fund. For more information, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds” below.

Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, each Fund, except as otherwise noted, may not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;
3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities);
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);
5.	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or industries. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);
6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any
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rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The fundamental investment policies of the Survivor Fund will continue after the Reorganization.

Risks of the Funds

The following are the principal investment risks involved in an investment in both Funds:

Allocation Risk. If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Exchange-Traded Funds Risk. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. This may result in a loss. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETF and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs may also trade at a discount or premium to their net asset value.

Foreign Investment Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to

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inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate related events pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the strike price.

Sector Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors and may invest a significant amount of the Fund’s assets in a small number of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

The following are additional principal investment risks involved in an investment in the Survivor Fund:

Authorized Participant Risk. Only an Authorized Participant that has entered into a contractual arrangement with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. The Fund’s distributor has entered into contracts only with a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed by the ETF only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

•	Trading Issues. An active trading market for Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for Shares.

•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange
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specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

o	In times of market stress, market makers may step away from their role market making in Shares and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.
o	To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and the Fund’s NAV.
o	The market price for Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

o	When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Fund’s NAV.
o	In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of Shares and the Fund’s NAV.

Fluctuation of Net Asset Value Risk. The NAV of Shares generally fluctuates with changes in the market value of the Fund’s holdings. The market prices of the Shares generally fluctuates in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which Shares will trade at premiums or discounts to NAV.

Performance History

Following the Reorganization, the Survivor Fund will assume the performance history of the Target Fund. The bar charts and tables that follow show how the Target Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year-to-year and by showing how the Target Fund’s average annual total returns based on NAV compare to those of its respective index and a broad-based market index. Past performance (before and after taxes) is not necessarily an indication of how the Survivor Fund will perform in the future. Updated performance information is available at no cost by visiting www.mainmgtfunds.com or by calling 1-855-907-3373.

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Class I Shares Performance Bar Chart

Calendar Year Ended December 31

Best Quarter:	4th Quarter 2020	10.38%
Worst Quarter:	1st Quarter 2020	(18.91)%

Performance Table

Average Annualized Total Returns

(For periods ended December 31, 2021)

	One Year	Five Year	Since Inception of the Fund (12-29-15)
Class I Return before taxes	9.77%	5.15%	4.47%
Class I Return after taxes on distributions	9.76%	5.01%	4.34%
Class I Return after taxes on distributions and sale of Fund shares	5.79%	3.97%	3.45%
HFRl Equity Hedged Index(1) (reflects no deduction for fees, expenses or taxes)	11.96%	9.56%	8.86%

(1)	The HFRI Equity Hedged Index returns are reported with a start date of 12/31/15. Equity Hedge (“EH”) managers are investment managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses. Source: Hedge Fund Research.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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Management of the Funds

Advisor

Main Management Fund Advisors, LLC, located at 601 California Street, Suite 200, San Francisco, California 94108, serves as the Fund’s investment adviser. The Advisor is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor is a Delaware limited liability company formed in 2015. The Funds are its only clients. As of August 1, 2022, the Advisor had an approximate total of $144.9 million in assets under management.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for managing each Fund’s investments, placing trade orders and providing related administrative services and facilities under an Investment Advisory Agreement between each Fund and the Advisor.

The management fee set forth in the Investment Advisory Agreement for the Target Fund is 1.00% annually, to be paid on a monthly basis. For the fiscal year ended October 31, 2021, the Adviser earned a fee equal to 0.82%. In addition to investment advisory fees, the Fund pay other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of trustee and shareholder meetings. A discussion regarding the basis for the Board’s renewal of the Investment Advisory Agreement is available in the Target Fund’s annual report to shareholders dated October 31, 2021.

The Survivor Fund will have an annual advisory fee equal to 0.95% of its average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least March 31, 2031, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.20% of either Fund’s average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limitations in place at the time of waiver and the expense limitation in place at the time of recapture. The Advisor will not seek to recoup fees and expenses in connection with the Target Fund after the Reorganization. The expense limit arrangement may not be terminated during this time period without prior approval of the Board on 60 days’ written notice to the Advisor.

Portfolio Managers

Kim D. Arthur, Chief Executive Officer of the Adviser, James W. Concidine, Chief Risk Officer of the Adviser, and J. Richard Fredericks, Managing Director of the Adviser, serve each Fund as its portfolio managers

Kim D. Arthur. Mr. Arthur is a founding partner of Main Management, LLC, the Advisor’s parent company. He has served as CEO of Main Management, LLC since 2002 and as CEO and portfolio manager of the Advisor since 2015. In 2009, he was recognized by Institutional Investor Magazine as a “Rising Star” of Foundations and Endowments. Mr. Arthur began his financial career in 1987 in institutional sales marketing U.S. equities to Japanese institutions. He was promoted to managing director of institutional sales, and advanced to the transitional head of International Sales for Banc of America Securities. Mr. Arthur has also led an institutional sales and trading department overseeing 60 sales traders in 6 cities, managed the equity product marketing team, and served on the Investment Policy Committee and the Executive Management Committee at Banc of America Securities.

James W. Concidine. Mr. Concidine is a founding partner of the Advisor. He currently serves as a Managing Director of the Advisor and is a member of the Investment Committee. Mr. Concidine began his career in the financial

15

services industry in 1970 as a stock broker working with retail clients from 1970-1978. When the CBOE opened in April 1973, he began to specialize in conservative covered call writing strategies, and worked in institutional sales where he was responsible for U.S. equity sales to institutional accounts in the United Kingdom. Mr. Concidine led an International Institutional Sales Team. Since 1995, he has served as Chief Investment Officer for a large San Francisco family office where his duties include manager selection and asset allocation.

J. Richard Fredericks. Ambassador Fredericks is a founding partner of Main Management, LLC. He currently serves as a Managing Director and is a member of the Investment Committee. He began his career with Dean Witter in 1970 as a securities analyst. In 1977, he joined Montgomery Securities (now Banc of America Securities) as a partner and later Senior Managing Director in Investment Research, covering the banking and financial service area. For 17 consecutive years, Mr. Fredericks was chosen by Institutional Investor Magazine as an “All-American” Research Analyst, covering the commercial banking industry. In 1995, Mr. Fredericks formally changed roles to oversee the firm’s investment banking effort for the financial industry. Mr. Fredericks served as United States Ambassador to both Switzerland and Liechtenstein from 1999 to 2001. Mr. Fredericks currently is on the Library of Congress Trust Fund Board; the Board of Directors of Cadence Bancorp LLC; the Advisory Board of Financial Technology Ventures; the Board of Chambers & Chambers Wine Merchants; and as a grower and Board Member for Turley Wine Cellars.

Alex Varner. Mr. Varner is the Director of Research at Main Management, LLC where his focus includes generating a variety of analytical reports for the firm’s Investment Committee. He interned with Main Management, LLC during the summer of 2011 while working towards his MBA from UNC’s Kenan-Flagler Business School, with a concentration in Investment Management, which was attained in May 2012. He grew up in San Rafael, California and received a Bachelor of Arts degree from Davidson College. Prior to business school Alex worked as a paralegal for the global capital markets, M&A team at the law firm of Hunton & Williams LLP and as part of the operations team at Lateef Investment Management.

The portfolio managers are supported by other members of the Advisor’s investment team who provide research, analysis, and trading support.

Other Service Providers

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as the principal underwriter and national distributor for the shares of each Fund.

Ultimus Fund Solutions, LLC, which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as administrator and fund accountant for each Fund.

Brown Brothers Harriman & Co, located at 50 Post Office Square, Boston, MA 02110, serves as each Fund’s custodian.

Ultimus Fund Solutions LLC serves as the transfer agent for the Target Fund and Brown Brothers Harriman & Co. serves as the transfer agent for the Survivor Fund.

Information about the Funds’ distributor, administrator and accounting agent, and custodian can be found in the Funds’ Statement of Additional Information under “Distributor,” “Transfer Agent, Fund Accounting Agent and Administrator,” “Compliance Services,” and “Custodian,” as applicable. The Funds pay fees to the accounting agent and also reimburse the accounting agent for out-of-pocket expenses, subject to certain limitations, that are incurred by the accounting agent in performing its accounting agent duties under its agreement with the Funds.

Purchase, Redemption and Pricing of Fund Shares

The following tables describe differences in how shares of the Target Fund and the Survivor Fund may be purchased and redeemed.

16

       Purchase Procedures

Target Fund	Survivor Fund

You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail:

Main BuyWrite Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

via Overnight Mail

Main BuyWrite Fund

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Shares are listed for trading on the Exchange under the symbol BUYW. All investors may buy sell Shares of the Fund on the Exchange, which is a secondary market open throughout the trading day Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Share prices are reported in dollars and cents per Share. There is no minimum investment required. When buying or selling Shares on an Exchange through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Only Authorized Participants may buy Shares from the Fund directly and those transactions are effected at the Fund’s NAV. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each Authorized Participant has entered into an agreement with the Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Creation baskets may differ and the Fund will accept “custom baskets.” Authorized Participants may create Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.

The prices at which creations occur are based on the next calculation of NAV after a creation order is received in an acceptable form under the authorized participant agreement.

17

Target Fund	Survivor Fund

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-907-3373 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-907-3373 for more information about the Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts: The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment amount for any share class or account type. The Fund reserves the right to waive any investment minimum requirement.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.

18

amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, cashier’s checks or money orders. Also, to prevent fraud, the Fund will not accept credit cards or third-party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

● the name of the Fund;

● the dollar amount of shares to be purchased;

● a completed purchase application or investment stub; and

● check payable to the “Main BuyWrite Fund.”

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-907-3373 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an

19

Target Fund	Survivor Fund

Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations of Creation Unit aggregations. Information about the procedures regarding creation of Creation Units (including the cut-off times for receipt of creation orders) is included in the Fund's SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Premium/Discount Information

Investors other than Authorized Participants may only buy and sell Shares in secondary market transactions through brokers at market prices and the Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner

20

Target Fund	Survivor Fund

of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Redemption Procedures

Target Fund	Survivor Fund

The Fund typically expects that it will take up to three business days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalent, proceeds from the sale of Fund shares, any lines of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail

Main BuyWrite Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

via Overnight Mail

Main BuyWrite Fund

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times the NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address

Shares are listed for trading on the Exchange under the symbol BUYW. All investors may buy sell Shares of the Fund on the Exchange, which is a secondary market open throughout the trading day Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Share prices are reported in dollars and cents per Share. There is no minimum investment required. When buying or selling Shares on an Exchange through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Only Authorized Participants may redeem Shares from the Fund directly and those transactions are effected at the Fund’s NAV. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each Authorized Participant has entered into an agreement with the Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the redemption of Creation Units.

21

Target Fund	Survivor Fund
designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on our application. To redeem by telephone, call 1-855-907-3373.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in the Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on

Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may substitute cash for any Fund Security and Creation Units may be redeemed for a substantial portion of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Redemption baskets may differ and the Fund will accept “custom baskets.” Authorized Participants may redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.

The prices at which redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.

22

Target Fund	Survivor Fund
specified days of each month into your established bank account. Please contact the Fund at 1-855-907-3373 for more information about the Fund’s Systematic Withdrawal Plan.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt of your redemption request in “good order,” as described below, will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

● The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

● the request must identify your account number;

● the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

● if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the applicable Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

● you request a redemption to be made payable to a person not on record with the Fund;

● you request that a redemption be mailed to an address other than that on record with the Fund;

● the proceeds of a requested redemption exceed $50,000;

.

23

Target Fund	Survivor Fund

● any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

● your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500 within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,500 due to a decline in the NAV. The Fund will not charge any redemption fee on involuntary redemptions.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund on a pro-rata basis to the extent feasible and valued using the Fund’s NAV pricing procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.

24

Target Fund	Survivor Fund

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Premium/Discount Information

Investors other than Authorized Participants may only buy and sell Shares in secondary market transactions through brokers at market prices and the Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares,

25

Target Fund	Survivor Fund
.	you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Fund Shares

Target Fund	Survivor Fund

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

● committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”;

● rejecting or limiting specific purchase requests; and

● rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of Fund shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency, or method for requesting future purchases or redemptions into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the

The Board has not adopted a policy of monitoring for other frequent trading activity because Shares are listed for trading on a national securities exchange.
26

Target Fund	Survivor Fund

investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Tax Status, Dividends, and Distributions

The following table describes differences in the tax status, dividends and distributions of the Target Fund and the Survivor Fund.

Target Fund	Survivor Fund

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Taxes on Distributions

 Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other

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Target Fund	Survivor Fund

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means the Fund uses this method to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption, or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss

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Target Fund	Survivor Fund
equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If an Authorized Participant purchases or redeems Creation Units, the Authorized Participant will be sent a confirmation statement showing how many Shares it purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the IRS.

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November, or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special

29

income taxation until retirement proceeds are paid out to the participant.

distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

FINANCIAL HIGHLIGHTS

The Survivor Fund is new and has no performance history as of the date of this Information Statement/Prospectus. The Survivor Fund will adopt the financial history, including the Financial Highlights, of the Target Fund. The financial highlights of the Target Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

The financial highlights of the Target Fund are also contained in the Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2021, which have been audited by Cohen & Company, Ltd., the Fund’s registered independent public accounting firm. Unaudited financial highlights of the Target Fund are contained in the Semi-Annual Report to shareholders of the Target Fund for the six-months ended April 30, 2022. The Target Fund’s Annual Report and Semi-Annual Report have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the Exchange on the Closing Date (as defined in Exhibit A) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust. Before the Reorganization, the Target Fund will redeem in cash any fractional shares of the Target Fund owned by shareholders.

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The distribution of the Survivor Fund shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly opened accounts on the books of the Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares. Otherwise, your shares of the Target Fund will be liquidated. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust. Before the Reorganization, the Target Fund will redeem in cash any fractional shares of the Target Fund owned by shareholders.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Trust determines the Reorganization is inadvisable. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in a Survivor Fund with an identical investment objective and identical principal investment strategies;
•	After the Reorganization, shareholders will be invested in a Survivor Fund with a lower management fee and identical expense cap pursuant to an existing Expense Limitation Agreement which will be extended to a period of at least one year following the Reorganization;
•	The same portfolio management team that currently manages each Fund is expected to manage the Survivor Fund following the closing of the Reorganization;
•	The Reorganization is expected to provide the following benefits to shareholders:

o	Lower expenses. The Survivor Fund will operate at a total expense ratio equal to or lower than the Target Fund. This is because the Target Fund’s management fee is currently 1.00%, and the Advisor has agreed, with certain exclusions, to limit expenses to 1.20% of the Target Fund’s average daily net assets. The Survivor Fund’s management fee is 0.95%, and the Advisor has agreed to limit expenses to 1.20% of the Survivor Fund’s average daily assets on the same terms as the Target Fund’s expense limitation
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agreement, i.e., excluding excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Trust officers and Trustees, contractual indemnification of Trust service providers (other than the Advisor)).

o	Expense limitation agreements generally have a fixed duration, unless they are reapproved annually by the Board. The Advisor has agreed as a condition of the Plan to continue the expense limitation agreement at the limits described above for at least until March 31, 2031. Although many ETFs operate under a “unitary fee”, which in effect caps total fund expenses at certain levels, approval of a “unitary fee” for the Survivor Fund would require material changes to the investment advisory agreements on behalf of the Target Fund and Survivor Fund, and the Reorganization would require shareholder approval. This Reorganization has been structured in a manner to not require shareholder approval.

o	Lower cost of operation. The Survivor Fund is expected to cost less to operate relative to the Target Fund. This is because there are expenses that the Target Fund incurs as part of its operations that the Survivor Fund will not need to incur, including per-account transfer agency fees, shareholder servicing fees, state registration fees and certain custody related expenses.

o	Increased transparency. The Survivor Fund will be a transparent ETF that operates with full transparency of its portfolio holdings. Following the Reorganization, the Survivor Fund will make its portfolio holdings public each day prior to the open of the Cboe BZX Exchange, Inc. (the “Exchange”). This holdings information will be found on the Survivor Fund’s website, www.mainmgtetfs.com.

o	Potential for improved tax efficiency. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for the Target Fund. In a mutual fund, when portfolio securities are sold, that sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs, including actively managed ETFs such as the Survivor Fund, allow ETFs to acquire securities in-kind and redeem securities in-kind. This generally reduces the realization of capital gains by the ETFs for the same processes. As a result, capital gains distributions, if any, made by an ETF typically are small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. The Survivor Fund will pursue the same investment objective and investment strategies as the Target Fund but in an ETF structure.

o	Intraday trading. The Target Fund can only be purchased or sold once daily after the next-determined NAV. In contrast, because the Survivor Fund will be listed on an exchange, shares can be purchased and sold throughout the trading day at a quoted bid price and sold at a quoted ask price on the exchange, which gives the shareholder more control over the ability to enter into or out of their investment. However, because buying or selling shares of the Survivor Fund will be done at the market price, an investor will no longer be transacting with the Survivor Fund at the Survivor Fund’s NAV, and the price of the purchase or sale may be more or less than the Survivor Fund’s NAV. Such transactions may also result in paying brokerage commissions.

o	Potential for expanded distribution. Additional platform opportunities in connection with the ETF structure could increase the Survivor Fund’s assets and create potential opportunities for economies of scale.

•	The Reorganization is not expected to result in the recognition of any taxable gain or loss by the shareholders of the Target Fund on the exchange of Target Fund shares for Survivor Fund shares;
•	The costs of the Reorganization will be borne by the Advisor; neither the Funds nor their shareholders will bear any of the costs of the Reorganization; and
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•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a non-waivable condition of the closing of the Reorganization, the Trust will receive a legal opinion from Thompson Hine LLP to the effect that the Reorganization should be a tax-free reorganization under Section 368(a) of the Code. Accordingly, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. However, the shareholders of the Target Fund may recognize gain or loss upon the receipt of cash in redemption of fractional shares of the Target Fund prior to the Reorganization, and shareholders whose Target Fund shares are not held through a brokerage account that can accept shares of the Survivor Fund on the closing date of the Reorganization may recognize gain or loss if their Target Fund shares are either liquidated and redeemed for cash, or are transferred by their financial intermediary to a different investment option. The tax basis of the Survivor Fund shares received in exchange for Target Fund shares in the Reorganization will be the same as the basis of the Target Fund shares exchanged (adjusted for any gain or loss recognized as described above) and the holding period of the Survivor Fund shares received will include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of October 31, 2021, the Target Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, which may be carried forward indefinitely, as shown in the following table.

	Short-Term	Long-Term	Total
Target Fund	$9,037,580	$0	$9,307,580

The final amount of unutilized capital loss carryover for the Target Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Survivor Fund. The Board took this factor into account in concluding that the proposed Reorganization would be in the best interests of shareholders.

Expenses of the Reorganization

The costs of the Reorganization will be borne by Main Management Fund Advisors, LLC. The total cost of the Reorganization is expected to be approximately $75,555.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

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OTHER INFORMATION

Capitalization

The following table sets forth, as of August 1, 2022: (a) the unaudited capitalization of the Target Fund; and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Survivor Fund that actually will be received by Target Fund shareholders. The Survivor Fund is a shell fund that will commence operations on the Closing Date. The Target Fund will be the accounting survivor for financial statement purposes. The capitalization of the Target Fund is likely to be different on the Closing Date as a result of daily share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding (07/31/2022)	Share Adjustment	Adjusted Shares Outstanding (07/31/2022)	Net Asset Value Per Share
Target Fund	$146,329,371.62	11,688,926.057	-		$12.52

Pro Forma - Survivor Fund	$146,329,371.62	11,688,926.057	-		$12.52

Shareholder Information

As of the Record Date, there were 11,689,585.20 shares of the Target Fund outstanding. None of the Trustees or officers of the Trust directly owned shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
TD Ameritrade Inc.	8,479,171.41	72.54%
FBO Customers
P.O. Box 2226
Omaha, NE 68103-2226

Charles Schwab & Co., Inc.	2,124,940.73	18.18%
Special Custody A/C FBO Customers
211 Main Street
San Francisco, CA 94105

As of the Record Date, the Survivor Fund was not operational and therefore had no shareholders.

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a statutory trust organized under the laws of the state of Delaware. Under the Trust’s declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

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When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of Trustees is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

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EXHIBIT A—FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (the “Agreement”) is made as of this ___ day of September, 2022, by and among Northern Lights Fund Trust IV (the “Trust”), a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on behalf of its series the Main BuyWrite Fund (the “Acquired Fund”), and the Trust, on behalf of its series Main BuyWrite ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, Main Management Advisors, LLC (the “Advisor”), with its principal place of business at 601 California Street, Suite 200, San Francisco, California 94108.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or the assets of any other series of the Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Trust, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

        WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

        WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

        WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

        NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and

A- 1

encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

        1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

        The Acquired Fund will provide the Acquiring Fund with its most recent audited financial statements as of the Closing Date, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

        1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization and borne by the Advisor pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date (following the redemption of fractional shares pursuant to Section 5.11).

For shareholders of the Acquired Fund that hold Acquired Fund Shares through accounts that are not permitted to hold Acquiring Fund Shares, Acquiring Fund Shares may be held by a transfer agent of the Acquiring Fund for the benefit of such Acquired Fund Shareholders pending delivery of information with respect to accounts that are permitted to hold Acquiring Fund Shares. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the

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Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

        1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agents.

        1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

        1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of the Trust. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each of the Acquired Fund Shares and Acquiring Fund Shares shall be computed by Ultimus Fund Solutions, LLC, the Acquiring Fund’s accounting agent and administrator (the “Administrator”), in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information and in the procedures adopted by the Trust’s Board of Trustees.

        2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for Acquired Fund Shares shall be determined by the Administrator by dividing the NAV of the Acquired Fund Shares, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share, as determined in accordance with Paragraph 2.1 hereof.

        2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about September 9, 2022, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of the Administrator, or at such other time and/or place as the parties may agree. For the avoidance of doubt, the Closing may be held in person, by facsimile, email or such other communication means as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

        3.2 CUSTODIAN’S CERTIFICATE. The Acquired Fund shall cause Brown Brothers Harriman & Co. (“Custodian”), to deliver at the Closing a certificate of an authorized officer stating that (a) the Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the custodian for the Acquiring Fund,

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immediately prior to the Closing Date and (b) all necessary Taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.

        3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the Cboe BZX Exchange, Inc. (the “Exchange”) on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the Exchange shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

        3.4 TRANSFER AGENT’S CERTIFICATE. The Trust, on behalf of the Acquired Fund, shall cause the Administrator, as its transfer agent as of the Closing Date to deliver at the Closing to the Secretary of the Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Fund, shall issue and deliver or cause the Custodian, its transfer agent, to issue and deliver to the Secretary of the Trust a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date and provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

        (a) The Acquired Fund is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement will not result in, the violation of any material provision of the Trust’s Agreement and Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

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(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge, without any special investigation or inquiry, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year ended October 31, 2021, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete in all material respects as of the time of their filing. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into any shares of the Acquired Fund.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

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(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6) and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

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(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust and the Acquiring Fund represent and warrant to the Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Trust’s Agreement and Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, without any special investigation or inquiry, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of

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the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3 REPRESENTATIONS OF THE TRUST. The Trust represents and warrants as follows:

(a) The Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 RESERVED.

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5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 RESERVED.

5.8 TAX RETURNS. The Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Trust, on behalf of the Acquired Fund, will provide the Trust, on behalf of the Acquiring Fund, the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each Acquired Fund Shareholder of record; the number of shares of beneficial interest held by each Acquired Fund Shareholder; the dividend reinvestment elections applicable to each Acquired Fund Shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each Acquired Fund Shareholder; and such information as the Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

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5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

5.11 FRACTIONAL SHARES. Prior to the Effective Time, the Acquired Fund shall redeem all fractional shares of the Acquired Fund outstanding on the records of the Acquired Fund’s transfer agent.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 The N-1A Registration Statement filed by the Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.2 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.3 The Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 The Acquired Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Acquired Fund, as described in paragraph 5.5.

7.2 The Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

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ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraph 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.3 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4 The Trust shall have received the opinion of Thompson Hine LLP dated as of the Closing Date and addressed to the Trust, in a form satisfactory to it, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders;

(c) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(d) Under Section 362(b) of the Code, the Acquiring Fund’s adjusted bases in each of the Acquired Assets will be the same as the adjusted basis of such Acquired Assets to the Acquired Fund immediately prior to the Reorganization;

(e) Under Section 1223(2) of the Code, the holding period of each of the Acquired Assets in the hands of the Acquiring Fund will include the period during which the Acquired Assets were held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Acquired Asset’s holding period);

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(f) Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares in complete liquidation of the Acquired Fund pursuant to the Reorganization (except with respect to cash received by Acquired Fund Shareholders in redemption of fractional Acquired Fund Shares prior to the Reorganization);

(g) Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the aggregate adjusted basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of adjusted basis allocable to fractional Acquired Fund Shares for which cash is received);

(h) Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided the Acquired Fund Shares were held as capital assets on the date of the Reorganization); and

(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Acquired Fund would have been treated if there had been no Reorganization, the tax attributes of the Acquired Fund enumerated in Section 381(c) ofo the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Acquired Fund will not end on the date of the Reorganizationi merely because of the closing of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.4.

8.5 Each party shall have performed all of its covenants set forth in Article V, and its representations and warranties set forth in Article IV shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, the Advisor (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, and counsel to the Independent Trustees of the Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (g) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein.

The Advisor (or any affiliate thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

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ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date if:

(a) any party shall have breached any material provision of this Agreement;

(b) circumstances develop that, in the opinion of such Board, make proceeding with the Reorganization inadvisable;

(c) such Board determines that the consummation of the transactions contemplated herein is not in the best interest of the Acquired Fund and/or Acquiring Fund; or

(d) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

11.2 In the event of any such termination, there shall be no liability for damages on the part of any party to the other parties.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented prior to the Closing Date by the parties in writing; provided, however, that no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

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13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.7 The Trust, on behalf of the Acquiring Fund and the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, respectively, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, respectively, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of the Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Trust will provide the appropriate representatives with such cooperation, assistance and information as may reasonably be requested in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the

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Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NORTHERN LIGHTS FUND TRUST IV on behalf of the Acquired Fund

By:

Name:

Title:

NORTHERN LIGHTS FUND TRUST IV on behalf of the Acquiring Fund

By:

Name:

Title:

MAIN MANAGEMENT ADVISORS, LLC solely with respect to Article IX

By:

Name:

Title:

A- 16

EXHIBIT B—FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information for the has been derived from the Target Fund’s financial statements, which have been audited by Cohen & Company, Ltd., independent registered public accounting firm. It is an integral part of the Target Fund’s audited financial statements included in the Target Fund’s Annual Report. The information for the six months ended April 30, 2022 has been derived from the Target Fund’s unaudited financial statement included in the Target Fund’s Semi-Annual Report. Both the Annual Report and Semi-Annual Report incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.

MAIN BUYWRITE FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Six Months Ended April 30, 2022		For the Period* Ended		For the Year Ended		For the Year Ended	For the Year Ended	For the Year Ended		For the Period Ended
Class I Shares	(Unaudited)		October 31, 2021		November 30, 2020		November 30, 2019	November 30, 2018	November 30, 2017		November 30, 2016 (1)
Net asset value, beginning of period	$12.49		$11.26		$11.15		$11.00	$10.84	$10.12		$10.00
Income from investment operations:
Net investment income (1)	0.01		0.00	(3)	0.10		0.05	0.02	0.04		0.00	(3)
Net realized and unrealized gain (loss) on investments and options written	(0.31)		1.26		0.10	(4)	0.16	0.19 (4)	0.74		0.12
Total from investment operations	(0.30)		1.26		0.20		0.21	0.21	0.78		0.12

Less distributions from:
Net investment income	(0.01)		(0.03)		(0.09)		(0.05)	(0.05)	(0.06)		(0.00	)(3)
Return of capital	-		-		(0.00	)(3)	(0.01)	-	-		(0.00	)(3)
Total distributions	(0.01)		(0.03)		(0.09)		(0.06)	(0.05)	(0.06)		(0.00	)(3)

Paid-in-Capital From Redemption Fees	-		-		0.00	(3)	0.00 (3)	0.00 (3)	-		-

Net asset value, end of period	$12.18		$12.49		$11.26		$11.15	$11.00	$10.84		$10.12

Total return (5)	(2.43	)%(6)	11.21	%(6)	1.84%		1.97%	1.92%	7.70%		1.25	%(6)

Net assets, at end of period (000s)	$141,618		$126,197		$57,183		$77,342	$64,039	$26,859		$23,219

Ratio of gross expenses to average net assets (6,9)	1.33	%(8)	1.38	%(8)	1.48%		1.39%	1.48%	1.77%		2.11	%(8)
Ratio of net expenses to average net assets (9)	1.20	%(8)	1.20	%(8)	1.20%		1.20%	1.20%	1.20	%(11)	1.20	%(8,11)
Ratio of net investment income to average net assets (9)	0.10	%(8)	0.02	%(8)	1.01%		0.50%	0.18%	0.39	%(11)	0.01	%(8,11)
Portfolio Turnover Rate	23	%(6)	48	%(6)	95%		51%	22%	21%		73	%(6)

*	Represents the period December 1, 2020 to October 31, 2021.

(1)	The Main BuyWrite Fund commenced operations on December 29, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Amount represents less than $0.005 per share.

(4)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(5)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor/administrator.

(8)	Annualized.

(9)	Does not include the expenses of other investment companies in which the Fund invests.

(10)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(11)	Ratios include 0.07% and 0.20% of voluntary waived administrator fees during the year ended November 30, 2017 and the period ended November 30, 2016, respectively.

B- 1

STATEMENT OF ADDITIONAL INFORMATION

AUGUST 23, 2022

MAIN BUYWRITE FUND

AND

MAIN BUYWRITE ETF

each a series of Northern Lights Fund Trust IV

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

1-855-907-3373

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated August 23, 2022 (the “Combined Prospectus/Information Statement”) for the Main BuyWrite Fund (the “Target Fund”) and Main BuyWrite ETF (the “Survivor Fund”), each a class (herein referred to as “series”) of Northern Lights Fund Trust IV (the “Trust”). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the Funds c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by calling 1-855-907-3373. Unless otherwise stated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund. The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual and Semi-Annual Reports. Requests should be directed to the Funds c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by calling 1-855-907-3373.

1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	4

2

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about the Target Fund, a series of the Trust, is contained in and incorporated by reference to the Statement of Additional Information dated February 28, 2022, as it may be amended and/or supplemented from time to time. Further information about the Survivor Fund, also a series of the Trust, is incorporated by reference to the Statement of Additional Information dated August 15, 2022, as it may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Target Fund are contained in the Target Fund’s Annual Report for the fiscal year ended October 31, 2021 and are incorporated in this Statement of Additional Information by reference. The unaudited financial statements for the Target Funds are contained in the Target Fund’s Semi-Annual Report for the six months ended April 30, 2022 and are incorporated in this Statement of Additional Information by reference. No other parts of the Target Fund’s Annual Report or Semi-Annual Report are incorporated by reference in this Statement of Additional Information. The Survivor Fund has not commenced operations and will not do so until the Closing of the Reorganization.

3

Pro Forma Financial Information

(Unaudited)

The description of unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of the year ended October 31, 2021, using the fees and expenses information as shown in the Combined Prospectus/Information Statement. The description of unaudited pro forma financial information should be read in conjunction with the audited historical financial statements of the Target Fund and Survivor Fund, which are available in their annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

Certain of the unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) as if the Reorganization occurred on October 31, 2021.

Target Fund	Survivor Fund
Main BuyWrite Fund	Main BuyWrite ETF

The Reorganization will not result in tax consequence to Target Fund shareholders. The costs of the Reorganization will be borne by Main Management Fund Advisors, LLC, each Fund’s investment advisor. There is not expected to be any portfolio repositioning in connection with the Reorganization. The expenses of the Reorganization are expected to be approximately $75,555.

Note 2 — Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The Target Fund shareholders would have received 10,102,941 shares of the Survivor Fund had the Reorganization occurred on October 31, 2021. The Funds’ investment objectives and principal investment policies are identical. Accordingly, no securities from the Target Fund’s portfolio will be sold in connection with the Reorganization because of differences in policies.

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with accounting principles generally accepted in the United States of America, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

	Net Assets	As-of Date
Main BuyWrite Fund (Target Fund)	$126,196,536	October 31, 2021
Main BuyWrite ETF (Pro Forma Survivor Fund)	$126,196,536	October 31, 2021

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Survivor Fund financial information as if the Reorganization had taken place on November 1, 2020 using the fees and expenses information shown in the Combined Prospectus/Information Statement. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Survivor Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Survivor Fund net assets presented in

4

Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Net Expense Category	Percentage of Fee and Expense Increase (Decrease)
Registration fees	0.00%
Administration fees	(0.01)%
Audit fees	0.00%
Trustees’ fees	0.00%
Legal fees	0.00%
Networking fees	(0.02)%
Management services fees	0.00%
Compliance officer fees	0.00%
Custody fees	0.00%
Total Pro Forma Net Expense Adjustment	(0.024)%[1]

1 Due to rounding, the total does not correspond to the sum of the individual numbers in the table

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

Note 4 — Accounting Survivor

The Target Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 5 — Capital Loss Carryforwards

At October 31, 2021, the Target Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. A Fund will generally be able to carry-forward such capital losses indefinitely. As of October 31, 2021, the Target Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Fund	Short-Term	Long-Term	Total	Capital Loss Carryforward Utilized
Target Fund	$9,037,580	$--	$9,037,580	$2,199,408
5